[EX-99.906 CERT]

                                                                   Exhibit (b)


                          SECTION 906 CERTIFICATIONS


      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                               By:   /S/STEPHEN E. CANTER
                                     -----------------------
                                     Stephen E. Canter
                                     Chief Executive Officer

                               Date: September 3, 2003


                               By:   /S/JAMES WINDELS
                                     ------------------------
                                     James Windels
                                     Chief Financial Officer

                               Date: September 3, 2003


THIS CERTIFICATE IS FURNISHED PURSUANT TO THE REQUIREMENTS OF FORM N-CSR AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION,